SECTION 906 CERTIFICATION

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


 AGGRESSIVE GROWTH FUND            GROWTH & INCOME FUND
 CAPITAL GROWTH FUND               GROWTH & INCOME FUND ADVISER SHARES
 FIRST START GROWTH FUND           HIGH-YIELD OPPORTUNITIES FUND
 GROWTH FUND                       HIGH-YIELD OPPORTUNITIES FUND ADVISER SHARES
 INCOME FUND                       INTERMEDIATE-TERM BOND FUND
 INCOME FUND ADVISER SHARES        INTERMEDIATE-TERM BOND FUND ADVISER SHARES
 INCOME STOCK FUND                 SCIENCE & TECHNOLOGY FUND
 MONEY MARKET FUND                 SCIENCE & TECHNOLOGY FUND ADVISER SHARES
 SMALL CAP STOCK FUND              SHORT-TERM BOND FUND
 VALUE FUND                        SHORT-TERM BOND FUND ADVISER SHARES
 VALUE FUND ADVISER SHARES



In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     03/28/2011                 /S/ CHRISTOPHER W. CLAUS
          ----------                 ------------------------
                                     Christopher W. Claus
                                     President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

 AGGRESSIVE GROWTH FUND             GROWTH & INCOME FUND
 CAPITAL GROWTH FUND                GROWTH & INCOME FUND ADVISER SHARES
 FIRST START GROWTH FUND            HIGH-YIELD OPPORTUNITIES FUND
 GROWTH FUND                        HIGH-YIELD OPPORTUNITIES FUND ADVISER SHARES
 INCOME FUND                        INTERMEDIATE-TERM BOND FUND
 INCOME FUND ADVISER SHARES         INTERMEDIATE-TERM BOND FUND ADVISER SHARES
 INCOME STOCK FUND                  SCIENCE & TECHNOLOGY FUND
 MONEY MARKET FUND                  SCIENCE & TECHNOLOGY FUND ADVISER SHARES
 SMALL CAP STOCK FUND               SHORT-TERM BOND FUND
 VALUE FUND                         SHORT-TERM BOND FUND ADVISER SHARES
 VALUE FUND ADVISER SHARES




In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     03/28/2011                     /S/ ROBERTO GALINDO, JR.
          --------------                 --------------------------
                                         Roberto Galindo, Jr.
                                         Treasurer